I³ International Isotopes Inc.

Making Clean Power Cleaner

Euro Pacific Investor Presentation

New York, NY

Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Information contained in such forward-looking statements is based on current expectations and is subject to change. These statements involve a number of risks, uncertainties and other factors that could cause actual results, performance or achievements of International Isotopes, Inc. to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Those risks and uncertainties include, but are not limited to, changing market conditions, inability to raise financing, unanticipated costs and delays, time frames for licensing design and construction, feasibility of FEP on a large scale, expansion of the U.S. enrichment industry, opportunities with respect to fluoride products, and other risks detailed from time-to-time in the Company's ongoing filings and we encourage investors to review the risks presented in our filings with the SEC. Other factors, which could materially affect such forward-looking statements, can be found in International Isotopes Inc.'s filings with the Securities and Exchange Commission at www.sec.gov, including our annual report on Form 10-K for the year ending December 31, 2010. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this investor presentation and International Isotopes, Inc. undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Since 1996…


We're HELPING
to WIN the battle
against cancer


We make the
CLEANEST POWER
even CLEANER


We HELP
doctors HELP
their patients


Our PRODUCTS
provide a WINDOW
into the human body

An Essential Business

- All uranium must be enriched in the process to create reactor fuel
- Enrichment of uranium results in production of depleted uranium ("tails")
- U.S. based enrichment capacity is growing and will create significant volumes of tails
- Tails are chemically reactive and must be de-converted for disposal
- De-conversion process separates valuable elements from tails and creates a benign waste for disposal
- To our knowledge, we are the only company building commercial de-conversion capacity in the U.S.

Our Business in a Snapshot

Addressing a Need within the Nuclear Fuel Cycle	• Developing the first commercial depleted uranium de-conversion business in the U.S. • Significant expected growth in U.S. enrichment capacity creates the need for de-conversion services – Depleted uranium "tails" represents 90% of the waste from nuclear fuel creation
Creating a Strong Industrial Business	• By-products of uranium de-conversion to be used as inputs in production of high-value industrial gases • Designing a de-conversion/industrial gas facility to be built near URENCO USA enrichment facility in New Mexico • Hold patents on a fluorine extraction process ("FEP"), designed to use depleted uranium as feedstock for production of fluorinated gases
First De-Conversion Services Contract Signed	• Have signed a de-conversion services contract with Louisiana Energy Services ("LES"), which is operating the URENCO USA enrichment facility – Initial 5-year term, subject to annual minimum/maximum volumes of depleted uranium off-take • De-conversion services provided at a fixed price per lb., subject to inflationary protection
Significant Barriers to Competition	• Patented process protects our commercial opportunity to turn "waste" into valuable industrial products • Agreement with one uranium enrichment company has been established; well positioned to potentially secure additional contracts • Nuclear Regulatory Commission ("NRC") licensing process in underway
Substantial Growth Opportunities	• Enrichment industry expansion in the U.S. • Agreements with overseas customers for de-conversion or licensing • Production of more complex and higher value fluoride related products
Experienced Management Team	• Design and engineering team with significant experience in uranium processing and fluorine products production • Engineering contractor has experience operating uranium enrichment facilities and worked to help develop SILEX technology currently used by GE

Nuclear Fuel Cycle

- Uranium goes through several steps in the process to create reactor-grade fuel
- Enrichment is one of the most important steps in the process
  - Increases the concentration of U-235 from ~0.7% to ~3.5%
  - Required to sustain nuclear fission chain reaction
- Enrichment generates the greatest volume of waste from the nuclear fuel cycle
  - For every 1 unit of enriched UF_6 created, 9 units of tails are produced


Step 1: Uranium Mining/Milling
U_3O_8
Step 2: U_3O_8 → UF_6 Conversion
← Conversion Facility
UF_6 →
Step 3: UF_6 Enrichment
← Enrichment Facility
Centrifuge →
Enriched UF_6 (10%)
Step 4: Nuclear Fuel Fabrication
9:1 waste ratio

Tails Generation Volumes and Locations

- Enrichment of uranium results in production of depleted uranium tails

- Typical 1000 Mw Reactor
  - Supplies power for 600,000 homes
  - Requires about ~37,000 lbs of enriched uranium per year
  - Results in the production of about ~485,000 lbs of depleted UF_6 Tails

- Current U.S. Reactor Base
  - ~100,000 MW (Production Capacity)
  - ~48.5 million lbs of depleted UF_6 per year

- Expiration of the "Megatons to Megawatts" program 2013 - U.S. based enrichment capacity is growing

Uranium Enrichment in the U.S.

- Currently 4 enrichment facilities evaluating, planning or building enrichment capacity in the U.S.

AREVA

Facility:	Eagle Rock Enrichment
Location:	Idaho Falls, ID
Opening Date:	2014
Full Production Date:	2019
Capacity:	6.6 million SWU/yr

urenco

Facility:	Louisiana Energy Services
Location:	Eunice, NM
Opening Date:	June 2010
Full Production Date:	2015
Capacity:	5.7 million SWU/yr



USEC
A Global Energy Company

Facility:	American Centrifuge
Location:	Piketon, OH
Opening Date:	2014
Full Production Date:	2017
Capacity:	3.5 million SWU/yr

GE Energy

Facility:	Global Laser Enrichment
Location:	Wilmington, NC
Opening Date:	2012
Full Production Date:	2017
Capacity:	3.5 – 6.0 million SWU/yr

Depleted Uranium Generation

- Enrichment companies are expected to produce in excess of 80 million pounds of depleted uranium per year
  - Depleted uranium must be de-converted prior to disposal
- DOE manages a stockpile of 1.5 billion pounds of depleted uranium
  - DOE has a mandate to de-convert and dispose of this material; estimated to take 15 to 20 years
- There are four de-conversion facilities in the U.S. that de-convert enriched uranium for fuel fabrication
  - We do not believe these facilities will be used to de-convert depleted uranium
- **We anticipate being the only commercial depleted uranium de-conversion alternative to the DOE in the U.S.**

Announced Enrichment Capacity



Annual Capacity (MM SWU)
25
20
15
10
5
0
5.7
6.6
3.5 - 6.0 (1)
3.5
19.3 - 21.8
urenco
AREVA
USEC
Total

Expected Depleted Uranium Generation



Depleted Uranium Generation (MM lbs UF6)
120
100
80
60
40
20
0
26.6
30.8
16.3 - 28.0
16.3
90.0 - 101.7
urenco
AREVA
USEC
Total

1. Lightly shaded bar indicates upper end of enrichment capacity range announced by GE.

First De-Conversion Agreement in Place

- We have signed a de-conversion services agreement with our first customer, Louisiana Energy Services ("LES"), a subsidiary of URENCO Group
  - Signed in April 2010
  - Initial 5-year contract term
  - Fixed cost per pound for de-conversion (subject to annual inflation protections)
  - Contract has guaranteed minimum volumes
  - Final waste disposal costs are passed through to URENCO (LES)
- This contract endorses our business strategy
- Our plant is expected to be built within 25 miles of URENCO (LES) enrichment facility
- Establishing a strong relationship with URENCO (LES) for further project assistance
  - Licensing review and assistance
  - Design and Build contract review and construction support
- We have had discussions with other U.S. enrichment companies

Creating a Strong Industrial Business

- De-conversion is provided as a "toll" service

- Fluoride products play a key role in the manufacture of thousands of products used in a variety of industries
  - Solar cell and integrated circuit manufacturing
  - Synthetic lubricants
  - Pharmaceuticals

- We optimize revenues by selecting/producing products with best value

- Manufacturing Flexibility

Overview of Products

- We expect to have a diverse revenue stream from creation of several products and sales to multiple customers
- We are targeting production levels that will fit well within existing markets

in US$	Silicon Tetrafluoride (SiF_4)	Boron Trifluoride (BF_3)	Hydrofluoric Acid
Uses:	• Semiconductor processes • Silicon deposition • Polysilicon manufacturing	• Ion implantation • Nuclear instruments and shielding	• Fluorocarbons • Aluminum • Uranium conversion
Market:	• \$80 - \$100 million • 500,000 pounds • 6-8% growth annually	• \$90 - \$130 million • 11.0 million pounds	• ~440,000 tonnes production capacity in North America • Uranium conversion activities require >60 million pounds annually
Pricing:	• \$70 - \$90 per pound	• \$5 - \$7 per pound	• >\$1 per pound
INIS Target:	• 100,000 lbs per year	• 1.9 million pounds	• 900,000 pounds

Estimated BF_3 Volume Demand vs. Chemical Industry and GDP Growth



Projection
Actual U.S. Chemical Industry Production
Actual U.S. GDP
Estimated BF_3 Volume Demand
Index (2000 = 1.0)
Index point based on known market volume for the year
Index
1.35
1.3
1.25
1.2
1.15
1.1
1.05
1
0.95
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Note: Projection based on IMF forecast for U.S. GDP growth plus growth drivers for major BF_3 applications in the chemical, nuclear, solar cell and semiconductor industries

1 Source: IMF, ACC, SRI, Helios Consulting

Phase 1 Project Details

- We expect to construct our planned de-conversion/FEP plant with the following plant and product capacities

- Phased expansion in-line with expected growth of URENCO (LES) enrichment production and overall industry growth

Construction Start:		2012
Commercial Operations:		2013
De-Conversion Capacity:	(mm lbs/yr)	8.1
SiF_4 Production:	(000lbs/yr)	100
BF_3 Production:	(000lbs/yr)	1,900
Anhydrous HF Production:	(mm lbs/yr)	0.9

Barriers to Competition

- Nuclear Regulatory Commission ("NRC") License Process
  - The licensing process in underway
  - Anticipate license by June 2012
    - All preliminary environmental site reviews have been completed
    - Project has consistently received positive public support
    - All requests for additional information from the NRC have been addressed
- Fluorine Extraction Process Patents
  - U.S. coverage through 2029; have applied for international protection
  - Process patent provides extensive protection of the FEP technology
- De-Conversion Service Agreements
  - URENCO (LES) – entered contract in April 2010
  - In discussion with other enrichment companies

Substantial Growth Opportunities

- Significant growth opportunity as U.S. enrichment industry is built out
- Tariffs we charge for de-conversion may be significantly increased
  - Based initially upon DOE estimates
  - We negotiate the de-conversion charge
- Ramp-up of enrichment activities in the U.S.
  - URENCO (LES) facility has been built for modular expansions
  - New Reactor construction - anywhere

Our Accomplishments

Acquisition of fluorine extraction process (FEP) patents	**2004**
FEP Pilot Plant Begins Operation (producing GeF_4)	**2007**
Acquisition of Depleted Uranium De-Conversion Equipment	**May 2008**
Selection of Hobbs, New Mexico as location for de-conversion facility	**March 2009**
New Mexico Environment Department agreement completed	**October 2009**
Submission of NRC License Application	**December 2009**
Strong positive public support demonstrated to the NRC (EIS Scoping Meeting)	**Jan & July 2010**
Formal Acceptance of License Application by NRC	**Feb 2010**
De-Conversion Services Contract Signed with URENCO (LES)	**April 2010**
DOE Loan Application Submitted	**December 2010**

Licensing – Status

U.S.NRC
United States Nuclear Regulatory Commission
Protecting People and the Environment

Application	December 31, 2009	Completed
Acceptance Review	February 24, 2010	
Close Hearing Request	June 4, 2010	
RAI Responses	May, 2011	

Safety Evaluation Report..................	September 2011	Expected
Draft EIS	November 2011	
Final EIS	May 2012	
License	June 2012	

Anticipated Timeline

Select Design and Build Contractor	**June 2011**
Complete Land Transfer with Lea County	**July 2011**
Commence Pre-License Construction	**Jan 2012**
Expected Receipt of NRC License	**June 2012**
Begin Commercial Operations	**Mid 2013**

Our Management & Development Team

- Team has significant experience in nuclear fuel, uranium and fluorine product industries

Steve Laflin *Chief Executive Officer & President, Director*	• 30+ years experience in the nuclear industry • INIS CEO since 2001 • U.S. Nuclear Navy and BSc Physics from Idaho State University
John Miller *Radiation Safety and Licensing, INIS*	• Over 20 Years Nuclear physics, safety and licensing experience • More than 20 NRC license amendments and actions • SHARP Award for INIS • BS, MS Physics, Certified Health Physics
Jim Thomas *Owner/President of Advanced Process Technology Systems ("APTS")*	• Leads team of engineers and technical staff acting as the primary contractor in the conceptual design development and engineering, cost estimating, integrated safety analysis, environmental permitting, financial analysis support and NRC licensing for INIS' de-conversion/FEP facility • 35+ years experience in nuclear fuel cycle • Extensive experience in uranium conversion and enrichment, fluorine products and chemical manufacturing • Managed the development of SILEX enrichment technology, currently in use by GE
Tom Thompson *APTS Engineering Director*	• 30 years of project, design and construction experience, including UF_6 conversion • Has previously worked in uranium and fluorine chemical industry for Allied Chemical (now Honeywell) as project engineer design, estimating, purchasing and field engineering for capital projects and plant modifications.

I³

Funding Requirements

- Total capital required to complete phase 1 of project is $125 million
- Our financing plan is as follows:
  - $20 - $30 million in equity offering
  - Remaining project capital to be financed through debt or equity
    - Preferred alternative: DOE Loan Program
      - application submitted
      - long-term, low cost loans

Fukushima Daiichi & the Nuclear Industry

NEW MEXICO BUSINESS WEEKLY

HEALTHIEST EMPLOYERS Keeping employees healthy can be fun

U.S. BANK Some familiar names and faces dot the top management landscape at NM's newest banking institution 3

LAUTMAN Beware of self-plagiarism among the ranks of those outside consultants 5

SEE INSERT



NEW MEXICO'S
HEALTHIEST
EMPLOYERS



FOB
Dykstarhouse rolls into big leagues with MMA film 10



SBS
Small firm, big projects at HVL Interiors 11



New Mexico's
Japan
Connection

(Above) The damaged Fukushima Daiichi nuclear generating plant in Japan.

Nuclear fallout hits industy

The Business Weekly this week explores the impact of Japan's March 11 earthquake and tsunami on elements of New Mexico's economy. See page listings below.

Radiation reportedly poses little threat beyond Japan, but economic fallout from that country's atomic disaster is impacting the nuclear industry in New Mexico.

Industry experts say approval of new reactors in the U.S. and elsewhere will most likely be delayed as regulatory authorities revisit safety issues at plants already operating.

Consequently, companies like Hyperion Power Generation Inc. in Los Alamos, which is building a new mini-nuclear reactor, could face longer and more arduous scrutiny from the Nuclear Regulatory Commission.

In addition, supporting players such as Urenco USA's uranium enrichment plant in Eunice and International Isotopes Inc., which plans

SEE NUCLEAR 4



Flanked by (a poster-sized photo of) the firing of a typical spark plug (left) and Enerpulse's pulse plug is the firm's President Louis Camilli.

Enerpulse's plugs gain torque in the U.S. retail market

Advance Auto Parts Inc. rolled out Pulstar pulse plugs this year at more than 3,500 stores nationwide.

Albuquerque-based Enerpulse Inc., which invented the Pulstar plugs and began courting auto parts retailers in 2007, says its pulse plugs deliver a charge 20,000 times more powerful than a standard spark plug.

Advance was the first to stock the Pulstar on shelves across the country, said Enerpulse founder and President Louis Camilli.

"We've had a 'drop ship' program with AutoZone for a while that allows customers to order our product at local stores for pick up the next day," Camilli said. "But Advance is the first one to place it directly on shelves at all stores. They beta-tested sales at select

SEE ENERPULSE 21

INSIDE

THIS WEEK'S LISTS

Focus on
CREDIT UNIONS
Membership, lending are on the rise for New Mexico's credit unions 13

Highlights from WNFC – Chicago, April 2011

- Nuclear – still the safest, greenest form of base load electrical
  - No reduction in U.S. Nuclear capacity
  - Nuclear is vital to resource poor countries (e.g. So. Korea)
- Enrichment supplies based upon addressing todays needs
- China represents 50% of all projected reactor growth to 2020
- Near term difficulty in financing new projects

Likely Impacts to the Nuclear Industry

- Investment community seems to be avoiding “nuclear” – for now
- Spent fuel storage strategy
- Seismic considerations – design and accident analysis
- Insurance rates – surety bonds

Summary and Investment Highlights

- Growth in U.S. uranium enrichment capacity is underway
  - Four major companies are evaluating, planning or building enrichment capacity in the U.S.
- We are building a business to partner with the U.S. uranium enrichment industry
  - Paid to provide waste treatment services (known as de-conversion); and
  - Paid for products extracted/produced from waste
- Agreement for providing de-conversion services entered into with URENCO (LES)
  - Endorses the need for the de-conversion service
- Barriers to competition are relatively high
- Fukushima Effect
  - No significant immediate impact to the "front" end of the fuel cycle
  - Future impact to investments in the industry unknown

I³ International Isotopes Inc.

International Isotopes Inc.
4137 Commerce Circle
Idaho Falls, ID 83401

Tel: (208) 524-5300
www.internationalisotopes.com